Exhibit 99.1

COMERICA REPORTS SECOND QUARTER 2003 EARNINGS

DETROIT/July 16, 2003 — Comerica Incorporated (NYSE: CMA) today reported second quarter 2003 earnings of $170 million, or $0.97 per diluted share, compared with $157 million, or $0.88 per diluted share, for the second quarter 2002.

	2nd Qtr ’03	1st Qtr ’03	2nd Qtr ’02

Diluted EPS	$0.97	$1.00	$0.88
Net Interest Income (in millions)	$493	$511	$531
Net Interest Margin	3.98%	4.30%	4.56%
Provision for Loan Losses (in millions)	$111	$106	$170
Noninterest Income (in millions)	$226	$220	$222
Noninterest Expense (in millions)	$360	$367	$352
Net Income (in millions)	$170	$176	$157
Return on Equity	13.51%	14.13%	12.83%

“Historically low interest rates are compressing margins,” said Ralph W. Babb Jr., chairman, president and chief executive officer. “In recent quarters, we have taken a number of actions related to our investment portfolios and increases in short-term liquidity as a result of strong growth in deposits. These actions, while negatively impacting the margin in the near term, position us appropriately for the long term.

“During this weak economic environment, we have focused on strengthening our customer relationships, building capital, enhancing enterprise-wide risk management and expense control.”

Net Interest Income

Net interest income was $493 million for the second quarter 2003, compared to $511 million for the first quarter 2003 and $531 million for the second quarter 2002. Average earning assets of $49.8 billion for the second quarter 2003 were up $1.5 billion, or three percent, from the previous quarter due to growth in average short-term investments ($1.2 billion) and average investment securities available for sale ($550 million), partially offset by a decrease in average business loans ($268 million).

Net interest income decreased $18 million, or four percent, from the first quarter 2003 as the net interest margin fell 32 basis points. This margin decline was due to the ongoing restructuring of the investment portfolio, interest rate swap maturities, an increase in short-term liquidity and a competitive deposit rate environment during a period of sustained low interest rates.

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COMERICA REPORTS SECOND QUARTER 2003 EARNINGS — 2

Noninterest Income

Noninterest income was $226 million for the second quarter 2003, compared with $220 million for the first quarter 2003 and $222 million for the second quarter 2002. Noninterest income increased $6 million, or three percent, from the first quarter 2003, and included:

•	a gain of $29 million ($19 million after-tax, or $0.11 per diluted share) from the sale of securities and

•	$9 million ($6 million after-tax, or $0.03 per diluted share) of cash flow hedge ineffectiveness losses.

Noninterest income in the first quarter of 2003 included:

•	a gain of $13 million ($9 million after-tax, or $0.05 per diluted share) from the sale of securities,

•	$6 million ($4 million after-tax, or $0.02 per diluted share) of cash flow hedge ineffectiveness income and

•	a $6 million ($4 million after-tax, or $0.02 per diluted share) net write-down of venture capital and private equity investments.

Noninterest Expenses

Noninterest expenses were $360 million for the second quarter 2003, compared to $367 million for the first quarter 2003 and $352 million for the second quarter 2002. Noninterest expenses decreased $7 million, or two percent, from the first quarter 2003 primarily due to a reduction in incentive compensation.

Credit Quality

	2nd Qtr ’03	1st Qtr ’03	2nd Qtr ’02

Net Charge-offs (in millions)	$110	$96	$81
Net Charge-offs/Average Total Loans	1.02%	0.88%	0.78%
Provision for Loan Losses (in millions)	$111	$106	$170
Nonperforming Assets (NPAs) (in millions)	$581	$641	$638
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	1.37%	1.51%	1.55%
Allowance for Loan Losses (in millions)	$802	$801	$741
Allowance for Loan Losses/Total Loans	1.89%	1.88%	1.80%
Allowance for Credit Losses on Lending-related Commitments (in millions)*	$33	$34	$21

*	Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

The composition of the second quarter 2003 net charge-offs was similar to the prior quarter and was reflective of the geographic markets and industries Comerica serves. During the quarter, transfers to nonperforming loans greater than $2 million were $148 million, a decrease of $39 million from the first quarter of 2003. Nonperforming assets were $581 million at June 30, 2003, a decrease of $60 million from March 31, 2003.

Balance Sheet and Capital Management

Total assets and common shareholders’ equity were $58.7 billion and $5.1 billion, respectively, at June 30, 2003, compared with $55.8 billion and $5.0 billion, respectively, at March 31, 2003. There were 175 million shares outstanding at June 30, 2003 and March 31, 2003. There were no shares repurchased in the open market during the second quarter of 2003. Comerica’s second quarter 2003 estimated tier 1 common, tier 1 and total risk-based capital ratios are 7.61 percent, 8.27 percent and 12.30 percent, respectively.

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COMERICA REPORTS SECOND QUARTER 2003 EARNINGS — 3

Conference Call and Webcast

Comerica will host a conference call to review second quarter 2003 financial results at 9 a.m. ET Wednesday, July 16, 2003. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 1358423). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Wednesday, August 13, 2003. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 1358423). A replay of the Webcast can also be accessed at www.comerica.com.

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, the Individual Bank and the Investment Bank. Comerica focuses on relationships, and helping businesses and people be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties, such as changes in Comerica’s plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, including the risk of deflation, changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, changes in political, economic and regulatory stability in countries where Comerica operates, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray (313) 222-4881	Helen L. Arsenault (313) 222-2840

Wayne J. Mielke (313) 222-4732	Judith M. Chavis (313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended
(in millions, except per share data)	June 30,	March 31,	June 30,
	2003	2003	2002

PER SHARE AND COMMON STOCK DATA
Diluted net income	$0.97	$1.00	$0.88
Cash dividends declared	0.50	0.50	0.48
Common shareholders’ equity (at period end)	29.02	28.56	27.96
Average diluted shares (in thousands)	176,078	175,643	178,026
KEY RATIOS
Return on average common shareholders’ equity	13.51%	14.13%	12.83%
Return on average assets	1.27	1.33	1.24
Average common shareholders’ equity as a percentage of average assets	9.38	9.44	9.65
Tier 1 common capital ratio (June 2003 estimated)	7.61	7.47	7.46
Tier 1 risk-based capital ratio (June 2003 estimated)	8.27	8.12	8.14
Total risk-based capital ratio (June 2003 estimated)	12.30	11.73	11.93
Leverage ratio (June 2003 estimated)	9.40	9.46	9.40
AVERAGE BALANCES
Commercial loans	$25,849	$26,313	$25,470
Real estate construction loans	3,603	3,558	3,316
Commercial mortgage loans	7,482	7,254	6,718
Residential mortgage loans	825	809	751
Consumer loans	1,499	1,534	1,487
Lease financing	1,278	1,290	1,231
International loans	2,695	2,760	3,064

Total loans	$43,231	$43,518	$42,037
Earning assets	49,756	48,278	46,902
Total assets	53,969	52,646	50,736
Interest-bearing deposits	28,355	27,550	25,874
Total interest-bearing liabilities	34,081	33,604	34,442
Noninterest-bearing deposits	14,061	13,288	10,600
Common shareholders’ equity	5,061	4,971	4,894
NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$494	$512	$532
Fully taxable equivalent adjustment	1	1	1
Net interest margin	3.98%	4.30%	4.56%
CREDIT QUALITY
Nonaccrual loans	$559	$624	$623
Other real estate	18	13	11
Nonaccrual debt securities	4	4	4
Total nonperforming assets	581	641	638
Loans 90 days past due and still accruing	42	50	66
Gross charge-offs	117	100	87
Recoveries	7	4	6
Net charge-offs	110	96	81
Allowance for loan losses as a percentage of total loans	1.89%	1.88%	1.80%
Net loans charged off as a percentage of average total loans	1.02	0.88	0.78
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.37	1.51	1.55
Allowance for loan losses as a percentage of total nonperforming assets	138	125	116
ADDITIONAL DATA
Goodwill	$247	$247	$333
Core deposit intangible	2	2	4
Other intangibles	1	1	1
Loan servicing rights	14	12	9
Deferred mutual fund distribution costs	15	17	28
Amortization of intangibles	—	—	1

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
Comerica Incorporated and Subsidiaries

	Six Months Ended

(in millions, except per share data)	June 30,	June 30,
	2003	2003

PER SHARE AND COMMON STOCK DATA
Diluted net income	$1.97	$2.08
Cash dividends declared	1.00	0.96
Common shareholders’ equity (at period end)
Average diluted shares (in thousands)	175,857	178,251
KEY RATIOS
Return on average common shareholders’ equity	13.81%	15.31%
Return on average assets	1.30	1.48
Average common shareholders’ equity as a percentage of average assets	9.41	9.64
Tier 1 common capital ratio (June 2003 estimated)
Tier 1 risk-based capital ratio (June 2003 estimated)
Total risk-based capital ratio (June 2003 estimated)
Leverage ratio (June 2003 estimated)
AVERAGE BALANCES
Commercial loans	$26,080	$25,279
Real estate construction loans	3,581	3,297
Commercial mortgage loans	7,368	6,545
Residential mortgage loans	817	756
Consumer loans	1,517	1,485
Lease financing	1,284	1,220
International loans	2,727	3,059

Total loans	$43,374	$41,641
Earning assets	49,021	46,404
Total assets	53,311	50,308
Interest-bearing deposits	27,955	25,514
Total interest-bearing liabilities	33,843	33,915
Noninterest-bearing deposits	13,677	10,711
Common shareholders’ equity	5,016	4,849
NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$1,006	$1,073
Fully taxable equivalent adjustment	2	2
Net interest margin	4.13%	4.66%
CREDIT QUALITY
Nonaccrual loans
Other real estate
Nonaccrual debt securities
Total nonperforming assets
Loans 90 days past due and still accruing
Gross charge-offs	217	156
Recoveries	11	15
Net charge-offs	206	141
Allowance for loan losses as a percentage of total loans
Net loans charged off as a percentage of average total loans	0.95	0.68
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities
Allowance for loan losses as a percentage of total nonperforming assets
ADDITIONAL DATA
Goodwill
Core deposit intangible
Other intangibles
Loan servicing rights
Deferred mutual fund distribution costs
Amortization of intangibles	$—	$2

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	June 30,	March 31,	December 31,
(in millions, except share data)	2003	2003	2002

ASSETS
Cash and due from banks	$4,556	$2,264	$1,902
Short-term investments	4,162	4,183	2,446
Investment securities available for sale	5,196	4,291	3,053
Commercial loans	25,073	25,213	25,242
Real estate construction loans	3,578	3,609	3,457
Commercial mortgage loans	7,607	7,406	7,194
Residential mortgage loans	828	826	789
Consumer loans	1,496	1,532	1,538
Lease financing	1,275	1,273	1,296
International loans	2,607	2,710	2,765

Total loans	42,464	42,569	42,281
Less allowance for loan losses	(802)	(801)	(791)

Net loans	41,662	41,768	41,490
Premises and equipment	371	369	371
Customers’ liability on acceptances outstanding	29	28	33
Accrued income and other assets	2,751	2,902	4,006

Total assets	$58,727	$55,805	$53,301

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$19,130	$17,333	$16,335
Interest-bearing deposits	27,928	27,040	25,440

Total deposits	47,058	44,373	41,775
Short-term borrowings	362	545	540
Acceptances outstanding	29	28	33
Accrued expenses and other liabilities	792	788	790
Medium- and long-term debt	5,400	5,068	5,216

Total liabilities	53,641	50,802	48,354
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 6/30/03, 3/31/03 and 12/31/02 and 178,749,198 shares at 6/30/02	894	894	894
Capital surplus	372	365	363
Accumulated other comprehensive income	181	192	237
Retained earnings	3,842	3,761	3,684
Less cost of common stock in treasury - 3,490,548 shares at 6/30/03, 3,576,115 shares at 3/31/03, 3,960,149 shares at 12/31/02 and 3,699,038 shares at 6/30/02	(203)	(209)	(231)

Total shareholders’ equity	5,086	5,003	4,947

Total liabilities and shareholders’ equity	$58,727	$55,805	$53,301

CONSOLIDATED BALANCE SHEETS (continued)
Comerica Incorporated and Subsidiaries

June 30,
(in millions, except share data)	2002

ASSETS
Cash and due from banks	$1,748
Short-term investments	851
Investment securities available for sale	4,463
Commercial loans	24,381
Real estate construction loans	3,397
Commercial mortgage loans	6,821
Residential mortgage loans	742
Consumer loans	1,499
Lease financing	1,239
International loans	3,073

Total loans	41,152
Less allowance for loan losses	(741)

Net loans	40,411
Premises and equipment	354
Customers’ liability on acceptances outstanding	31
Accrued income and other assets	2,725

Total assets	$50,583

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$13,028
Interest-bearing deposits	25,154

Total deposits	38,182
Short-term borrowings	755
Acceptances outstanding	31
Accrued expenses and other liabilities	800
Medium- and long-term debt	5,921

Total liabilities	45,689
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 6/30/03, 3/31/03 and 12/31/02 and 178,749,198 shares at 6/30/02	894
Capital surplus	348
Accumulated other comprehensive income	243
Retained earnings	3,627
Less cost of common stock in treasury - 3,490,548 shares at 6/30/03, 3,576,115 shares at 3/31/03, 3,960,149 shares at 12/31/02 and 3,699,038 shares at 6/30/02	(218)

Total shareholders’ equity	4,894

Total liabilities and shareholders’ equity	$50,583

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended		Six Months Ended
	June 30,		June 30,

(in millions, except per share data)	2003	2002	2003	2002

INTEREST INCOME
Interest and fees on loans	$577	$634	$1,170	$1,279
Interest on investment securities	40	64	87	125
Interest on short-term investments	10	7	16	13

Total interest income	627	705	1,273	1,417
INTEREST EXPENSE
Interest on deposits	103	122	207	244
Interest on short-term borrowings	2	11	5	22
Interest on medium- and long-term debt	29	41	57	80

Total interest expense	134	174	269	346

Net interest income	493	531	1,004	1,071
Provision for loan losses	111	170	217	245

Net interest income after provision for loan losses	382	361	787	826
NONINTEREST INCOME
Service charges on deposit accounts	58	57	119	113
Fiduciary income	42	44	83	88
Commercial lending fees	15	21	30	34
Letter of credit fees	16	15	32	29
Foreign exchange income	9	12	19	21
Brokerage fees	8	10	16	20
Investment advisory revenue, net	7	9	14	19
Bank-owned life insurance	12	18	21	29
Equity in earnings of unconsolidated subsidiaries	1	1	3	4
Warrant income	—	2	—	4
Net securities gains/(losses)	29	(9)	42	(10)
Other noninterest income	29	42	67	79

Total noninterest income	226	222	446	430
NONINTEREST EXPENSES
Salaries and employee benefits	219	208	441	416
Net occupancy expense	30	31	62	61
Equipment expense	14	17	30	33
Outside processing fee expense	18	16	35	31
Customer services	5	4	12	15
Other noninterest expenses	74	76	147	143

Total noninterest expenses	360	352	727	699

Income before income taxes	248	231	506	557
Provision for income taxes	78	74	160	186

NET INCOME	$170	$157	346	371

Net income applicable to common stock	$170	$157	346	371

Basic net income per common share	$0.98	$0.89	$1.98	$2.11
Diluted net income per common share	0.97	0.88	1.97	2.08
Cash dividends declared on common stock	88	84	174	168
Dividends per common share	0.50	0.48	1.00	0.96

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Second	First	Fourth
	Quarter	Quarter	Quarter
(in millions, except per share data)	2003	2003	2002

INTEREST INCOME
Interest and fees on loans	$577	$593	$620
Interest on investment securities	40	47	58
Interest on short-term investments	10	6	8

Total interest income	627	646	686
INTEREST EXPENSE
Interest on deposits	103	104	116
Interest on short-term borrowings	2	3	4
Interest on medium- and long-term debt	29	28	33

Total interest expense	134	135	153

Net interest income	493	511	533
Provision for loan losses	111	106	115

Net interest income after provision for loan losses	382	405	418
NONINTEREST INCOME
Service charges on deposit accounts	58	61	58
Fiduciary income	42	41	41
Commercial lending fees	15	15	19
Letter of credit fees	16	16	15
Foreign exchange income	9	10	8
Brokerage fees	8	8	9
Investment advisory revenue, net	7	7	6
Bank-owned life insurance	12	9	9
Equity in earnings of unconsolidated subsidiaries	1	2	1
Warrant income	—	—	—
Securities gains/(losses)	29	13	57
Net gain on sales of businesses	—	—	—
Other noninterest income	29	38	31

Total noninterest income	226	220	254
NONINTEREST EXPENSES
Salaries and employee benefits	219	222	214
Net occupancy expense	30	32	30
Equipment expense	14	16	14
Outside processing fee expense	18	17	18
Customer services	5	7	7
Goodwill impairment	—	—	—
Other noninterest expenses	74	73	90

Total noninterest expenses	360	367	373

Income before income taxes	248	258	299
Provision for income taxes	78	82	93

NET INCOME	$170	$176	$206

Net income applicable to common stock	$170	$176	$206

Basic net income per common share	$0.98	$1.01	$1.18
Diluted net income per common share	0.97	1.00	1.18
Cash dividends declared on common stock	87	87	83
Dividends per common share	0.50	0.50	0.48
N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME (continued)
Comerica Incorporated and Subsidiaries

	Third	Second
	Quarter	Quarter
(in millions, except per share data)	2002	2002

INTEREST INCOME
Interest and fees on loans	$625	$634
Interest on investment securities	63	64
Interest on short-term investments	6	7

Total interest income	694	705
INTEREST EXPENSE
Interest on deposits	119	122
Interest on short-term borrowings	11	11
Interest on medium- and long-term debt	36	41

Total interest expense	166	174

Net interest income	528	531
Provision for loan losses	275	170

Net interest income after provision for loan losses	253	361
NONINTEREST INCOME
Service charges on deposit accounts	56	57
Fiduciary income	42	44
Commercial lending fees	16	21
Letter of credit fees	16	15
Foreign exchange income	11	12
Brokerage fees	9	10
Investment advisory revenue, net	2	9
Bank-owned life insurance	15	18
Equity in earnings of unconsolidated subsidiaries	3	1
Warrant income	1	2
Securities gains/(losses)	(6)	(9)
Net gain on sales of businesses	12	—
Other noninterest income	39	42

Total noninterest income	216	222
NONINTEREST EXPENSES
Salaries and employee benefits	214	208
Net occupancy expense	31	31
Equipment expense	15	17
Outside processing fee expense	16	16
Customer services	4	4
Goodwill impairment	86	—
Other noninterest expenses	77	76

Total noninterest expenses	443	352

Income before income taxes	26	231
Provision for income taxes	2	74

NET INCOME	$24	$157

Net income applicable to common stock	$24	$157

Basic net income per common share	$0.14	$0.89
Diluted net income per common share	0.14	0.88
Cash dividends declared on common stock	84	84
Dividends per common share	0.48	0.48
N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME (continued)
Comerica Incorporated and Subsidiaries

	Second Quarter 2003 Compared To:
	First Quarter 2003		Second Quarter 2002
(in millions, except per share data)	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$(16)	(2.8)%	$(57)	(9.0)%
Interest on investment securities	(7)	(13.5)	(24)	(37.4)
Interest on short-term investments	4	52.5	3	54.0

Total interest income	(19)	(3.0)	(78)	(11.0)
INTEREST EXPENSE
Interest on deposits	(1)	(0.2)	(19)	(14.4)
Interest on short-term borrowings	(1)	(56.6)	(9)	(87.7)
Interest on medium- and long-term debt	1	4.1	(12)	(27.8)

Total interest expense	(1)	(0.6)	(40)	(22.3)

Net interest income	(18)	(3.6)	(38)	(7.3)
Provision for loan losses	5	4.7	(59)	(34.7)

Net interest income after provision for loan losses	(23)	(5.8)	21	5.6
NONINTEREST INCOME
Service charges on deposit accounts	(3)	(2.7)	1	2.5
Fiduciary income	1	1.4	(2)	(5.9)
Commercial lending fees	—	(4.5)	(6)	(30.3)
Letter of credit fees	—	3.2	1	11.3
Foreign exchange income	(1)	(20.9)	(3)	(33.9)
Brokerage fees	—	13.3	(2)	(14.2)
Investment advisory revenue, net	—	7.7	(2)	(18.6)
Bank-owned life insurance	3	34.6	(6)	(30.6)
Equity in earnings of unconsolidated subsidiaries	(1)	(54.2)	—	(55.4)
Warrant income	—	N/M	(2)	(99.4)
Securities gains/(losses)	16	116.2	38	N/M
Net gain on sales of businesses	—	—	—	—
Other noninterest income	(9)	(22.8)	(13)	(29.0)

Total noninterest income	6	3.2	4	2.0
NONINTEREST EXPENSES
Salaries and employee benefits	(3)	(2.0)	11	4.5
Net occupancy expense	(2)	(4.7)	(1)	(0.9)
Equipment expense	(2)	(6.5)	(3)	(13.3)
Outside processing fee expense	1	3.2	2	13.5
Customer services	(2)	(36.9)	1	22.9
Goodwill impairment	—	—	—	—
Other noninterest expenses	1	2.4	(2)	(2.7)

Total noninterest expenses	(7)	(2.0)	8	2.2

Income before income taxes	(10)	(3.5)	17	7.4
Provision for income taxes	(4)	(5.3)	4	4.1

NET INCOME	$(6)	(2.7)%	$13	8.9%

Net income applicable to common stock	$(6)	(2.7)%	$13	8.9%

Basic net income per common share	$(0.03)	(3.0)%	$0.09	10.1%
Diluted net income per common share	(0.03)	(3.0)	0.09	10.2
Cash dividends declared on common stock	—	(0.1)	3	4.0
Dividends per common share	—	—	0.02	4.2
N/M-Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
Comerica Incorporated and Subsidiaries

	Second	First
	Quarter	Quarter
(in millions)	2003	2003

Balance at beginning of period	$801	$791
Loans charged off:
Commercial	87	72
Real estate construction:
Real estate construction business line	—	—
Other	—	1

Total real estate construction	—	1
Commercial mortgage:
Commercial real estate business line	4	—
Other	3	5

Total commercial mortgage	7	5
Consumer	2	2
Lease financing	4	—
International	17	20

Total loans charged off	117	100
Recoveries on loans previously charged off:
Commercial	6	2
Real estate construction	—	—
Commercial mortgage	—	—
Consumer	—	1
Lease financing	—	—
International	1	1

Total recoveries	7	4

Net loans charged off	110	96
Provision for loan losses	111	106

Balance at end of period	$802	$801

Allowance for loan losses as a percentage of total loans	1.89%	1.88%
Net loans charged off as a percentage of average total loans	1.02	0.88
ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS *	$33	$34

*	Included in “Accrued expenses and other liabilities” on the balance sheets.

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES (continued)
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second
	Quarter	Quarter	Quarter
(in millions)	2002	2002	2002

Balance at beginning of period	$758	$741	$652
Loans charged off:
Commercial	66	235	61
Real estate construction:
Real estate construction business line	—	—	—
Other	1	—	—

Total real estate construction	1	—	—
Commercial mortgage:
Commercial real estate business line	6	—	—
Other	3	1	—

Total commercial mortgage	9	1	—
Consumer	3	2	2
Lease financing	—	1	7
International	14	29	17

Total loans charged off	93	268	87
Recoveries on loans previously charged off:
Commercial	9	6	5
Real estate construction	—	—	—
Commercial mortgage	1	1	—
Consumer	—	1	1
Lease financing	1	2	—
International	—	—	—

Total recoveries	11	10	6

Net loans charged off	82	258	81
Provision for loan losses	115	275	170

Balance at end of period	$791	$758	$741

Allowance for loan losses as a percentage of total loans	1.87%	1.82%	1.80%
Net loans charged off as a percentage of average total loans	0.76	2.44	0.78
ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS *	$35	$31	$21

*     Included in “Accrued expenses and other liabilities” on the balance sheets.

NONPERFORMING ASSETS
Comerica Incorporated and Subsidiaries

	Second	First
	Quarter	Quarter
(in millions)	2003	2003

SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$346	$400
Real estate construction:
Real estate construction business line	37	38
Other	3	1

Total real estate construction	40	39
Commercial mortgage:
Commercial real estate business line	3	8
Other	52	49

Total commercial mortgage	55	57
Residential mortgage	—	—
Consumer	2	2
Lease financing	26	35
International	90	91
Nonaccrual loans held for sale	—	—

Total nonaccrual loans	559	624
Reduced-rate loans	—	—

Total nonperforming loans	559	624
Other real estate	18	13
Nonaccrual debt securities	4	4

Total nonperforming assets	$581	$641

Nonperforming loans as a percentage of total loans	1.32%	1.47%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.37	1.51
Allowance for loan losses as a percentage of total nonperforming assets	138	125
Loans past due 90 days or more and still accruing	$42	$50
ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$624	$565
Loans transferred to nonaccrual*	148	187
Business loan gross charge-offs	(116)	(98)
Loans transferred to accrual status*	(6)	(9)
Loans sold	(56)	(3)
Payments/other**	(35)	(18)

Nonaccrual loans at end of period	$559	$624

*     Based on an analysis of nonaccrual loans with book balances > $2 million.

**     Net change related to nonaccrual loans with balances < $2 million, other than business loan charge-offs and loans sold, included in Payments/other.

NONPERFORMING ASSETS (continued)
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second
	Quarter	Quarter	Quarter
(in millions)	2002	2002	2002

SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$372	$365	$467
Real estate construction:
Real estate construction business line	17	16	16
Other	2	1	2

Total real estate construction	19	17	18
Commercial mortgage:
Commercial real estate business line	8	—	1
Other	45	15	13

Total commercial mortgage	53	15	14
Residential mortgage	—	1	—
Consumer	2	4	3
Lease financing	5	1	3
International	114	101	118
Nonaccrual loans held for sale	—	116	—

Total nonaccrual loans	565	620	623
Reduced-rate loans	—	—	—

Total nonperforming loans	565	620	623
Other real estate	10	12	11
Nonaccrual debt securities	4	8	4

Total nonperforming assets	$579	$640	$638

Nonperforming loans as a percentage of total loans	1.34%	1.49%	1.52%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.37	1.54	1.55
Allowance for loan losses as a percentage of total nonperforming assets	136	118	116
Loans past due 90 days or more and still accruing	$43	$51	$66
ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$620	$623	$656
Loans transferred to nonaccrual*	185	276	131
Business loan gross charge-offs	(90)	(266)	(85)
Loans transferred to accrual status*	(4)	(6)	—
Loans sold	(115)	—	(12)
Payments/other**	(31)	(7)	(67)

Nonaccrual loans at end of period	$565	$620	$623

*     Based on an analysis of nonaccrual loans with book balances > $2 million.

**     Net change related to nonaccrual loans with balances < $2 million, other than business loan charge-offs and loans sold, included in Payments/other.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	June 30, 2003			March 31, 2003

	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$25,849	$271	4.21%	$26,313	$273	4.20%
Real estate construction loans	3,603	46	5.08	3,558	45	5.14
Commercial mortgage loans	7,482	102	5.46	7,254	101	5.65
Residential mortgage loans	825	13	6.60	809	14	6.84
Consumer loans	1,499	22	5.81	1,534	22	5.90
Lease financing	1,278	13	4.01	1,290	17	5.12
International loans	2,695	34	5.02	2,760	30	4.41
Business loan swap income	—	77	—	—	92	—

Total loans	43,231	578	5.36	43,518	594	5.53
Investment securities available for sale (1)	4,522	40	3.60	3,972	47	4.74
Short-term investments	2,003	10	1.96	788	6	3.31

Total earning assets	49,756	628	5.06	48,278	647	5.43
Cash and due from banks	1,868			1,799
Allowance for loan losses	(835)			(826)
Accrued income and other assets	3,180			3,395

Total assets	$53,969			$52,646

Money market and NOW deposits	$17,308	57	1.32	$16,452	55	1.35
Savings deposits	1,578	2	0.54	1,549	2	0.61
Certificates of deposit	8,808	39	1.76	8,862	41	1.87
Foreign office time deposits	661	6	3.65	687	6	3.40

Total interest-bearing deposits	28,355	104	1.47	27,550	104	1.53
Short-term borrowings	450	1	1.24	976	3	1.33
Medium- and long-term debt	5,276	29	2.21	5,078	28	2.23

Total interest-bearing sources	34,081	134	1.58	33,604	135	1.63
Noninterest-bearing deposits	14,061			13,288
Accrued expenses and other liabilities	766			783
Common shareholders’ equity	5,061			4,971

Total liabilities and shareholders’ equity	$53,969			$52,646

Net interest income/Rate spread (FTE)		$494	3.48		$512	3.80

FTE adjustment		$1			$1

Impact of net noninterest-bearing sources of funds			0.50			0.50

Net interest margin (as a percentage of average earning assets) (FTE)			3.98%			4.30%

(1)  The average rate for investment securities available for sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE) (continued)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	June 30, 2002

	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate

Commercial loans	$25,470	$303	4.78%
Real estate construction loans	3,316	48	5.79
Commercial mortgage loans	6,718	104	6.22
Residential mortgage loans	751	14	7.21
Consumer loans	1,487	25	6.68
Lease financing	1,231	17	5.47
International loans	3,064	35	4.65
Business loan swap income	—	88	—

Total loans	42,037	634	6.05
Investment securities available for sale (1)	4,419	65	5.91
Short-term investments	446	7	5.74

Total earning assets	46,902	706	6.04
Cash and due from banks	1,668
Allowance for loan losses	(692)
Accrued income and other assets	2,858

Total assets	$50,736

Money market and NOW deposits	$12,465	45	1.43
Savings deposits	1,645	4	0.98
Certificates of deposit	10,911	66	2.41
Foreign office time deposits	853	7	3.29

Total interest-bearing deposits	25,874	122	1.88
Short-term borrowings	2,319	11	1.96
Medium- and long-term debt	6,249	41	2.59

Total interest-bearing sources	34,442	174	2.01
Noninterest-bearing deposits	10,600
Accrued expenses and other liabilities	800
Common shareholders’ equity	4,894

Total liabilities and shareholders’ equity	$50,736

Net interest income/Rate spread (FTE)		$532	4.03

FTE adjustment		$1

Impact of net noninterest-bearing sources of funds			0.53

Net interest margin (as a percentage of average earning assets) (FTE)			4.56%

(1)  The average rate for investment securities available for sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Six Months Ended

	June 30, 2003			June 30, 2002

	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$26,080	$544	4.21%	$25,279	$607	4.84%
Real estate construction loans	3,581	91	5.11	3,297	95	5.83
Commercial mortgage loans	7,368	203	5.55	6,545	204	6.29
Residential mortgage loans	817	28	6.72	756	28	7.26
Consumer loans	1,517	44	5.86	1,485	50	6.78
Lease financing	1,284	29	4.57	1,220	33	5.46
International loans	2,727	64	4.72	3,059	74	4.85
Business loan swap income	—	169	—	—	189	—

Total loans	43,374	1,172	5.44	41,641	1,280	6.20
Investment securities available for sale (1)	4,248	87	4.13	4,309	126	5.90
Short-term investments	1,399	16	2.34	454	13	5.68

Total earning assets	49,021	1,275	5.24	46,404	1,419	6.16
Cash and due from banks	1,834			1,735
Allowance for loan losses	(831)			(684)
Accrued income and other assets	3,287			2,853

Total assets	$53,311			$50,308

Money market and NOW deposits	$16,882	112	1.33	$11,730	83	1.42
Savings deposits	1,564	4	0.57	1,709	9	1.09
Certificates of deposit	8,835	79	1.82	11,280	139	2.48
Foreign office time deposits	674	12	3.52	795	13	3.35

Total interest-bearing deposits	27,955	207	1.50	25,514	244	1.92
Short-term borrowings	711	5	1.30	2,414	22	1.91
Medium- and long-term debt	5,177	57	2.22	5,987	80	2.66

Total interest-bearing sources	33,843	269	1.60	33,915	346	2.05
Noninterest-bearing deposits	13,677			10,711
Accrued expenses and other liabilities	775			833
Common shareholders’ equity	5,016			4,849

Total liabilities and shareholders’ equity	$53,311			$50,308

Net interest income/Rate spread (FTE)		$1,006	3.64		$1,073	4.11

FTE adjustment		$2			$2

Impact of net noninterest-bearing sources of funds			0.49			0.55

Net interest margin (as a percentage of average earning assets) (FTE)			4.13%			4.66%

(1)  The average rate for investment securities available for sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	June 30,	March 31,	December 31,
(in millions, except per share data)	2003	2003	2002

Commercial loans:
Floor plan	$2,752	$2,715	$2,631
Other	22,321	22,498	22,611

Total commercial	25,073	25,213	25,242
Real estate construction loans	3,578	3,609	3,457
Commercial mortgage loans	7,607	7,406	7,194
Residential mortgage loans	828	826	789
Consumer loans:
Home equity	1,127	1,121	1,128
Other consumer	369	411	410

Total consumer	1,496	1,532	1,538
Lease financing	1,275	1,273	1,296
International loans	2,607	2,710	2,765

Total loans	$42,464	$42,569	$42,281

Goodwill	$247	$247	$247
Core deposit intangible	2	2	2
Other intangible assets	1	1	1
Loan servicing rights	14	12	11
Deferred mutual fund distribution costs	15	17	19
Amortization of intangibles (quarterly)	—	—	1
Tier 1 common capital ratio*	7.61%	7.47%	7.39%
Tier 1 risk-based capital ratio*	8.27	8.12	8.05
Total risk-based capital ratio*	12.30	11.73	11.72
Leverage ratio*	9.40	9.46	9.29
Book value per share	$29.02	$28.56	$28.31
Market value per share for the quarter:
High	$53.58	$46.74	$50.30
Low	37.79	37.10	35.20
Close	46.50	37.88	43.24
Quarterly ratios:
Return on average common shareholders’ equity	13.51%	14.13%	16.86%
Return on average assets	1.27	1.33	1.57
Efficiency ratio	52.02	51.10	51.02
Number of commercial banking offices	357	352	352
Number of employees-full time equivalent	11,479	11,477	11,358

*     June 30, 2003 ratios are estimated

CONSOLIDATED STATISTICAL DATA (continued)
Comerica Incorporated and Subsidiaries

	September 30,	June 30,
(in millions, except per share data)	2002	2002

Commercial loans:
Floor plan	$2,016	$2,328
Other	22,642	22,053

Total commercial	24,658	24,381
Real estate construction loans	3,446	3,397
Commercial mortgage loans	7,034	6,821
Residential mortgage loans	747	742
Consumer loans:
Home equity	1,122	1,079
Other consumer	419	420

Total consumer	1,541	1,499
Lease financing	1,288	1,239
International loans	2,875	3,073

Total loans	$41,589	$41,152

Goodwill	$247	$333
Core deposit intangible	3	4
Other intangible assets	1	1
Loan servicing rights	10	9
Deferred mutual fund distribution costs	20	28
Amortization of intangibles (quarterly)	1	1
Tier 1 common capital ratio*	7.32%	7.46%
Tier 1 risk-based capital ratio*	7.99	8.14
Total risk-based capital ratio*	11.71	11.93
Leverage ratio*	9.25	9.40
Book value per share	$27.52	$27.96
Market value per share for the quarter:
High	$63.80	$66.09
Low	47.00	59.70
Close	48.22	61.40
Quarterly ratios:
Return on average common shareholders’ equity	1.93%	12.83%
Return on average assets	0.19	1.24
Efficiency ratio	59.05	46.09
Number of commercial banking offices	351	346
Number of employees-full time equivalent	11,356	11,473

*     June 30, 2003 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	June 30,	December 31,	June 30,
(in millions, except share data)	2003	2002	2002

ASSETS
Cash and due from banks	$17	$17	$21
Short-term investments with subsidiary bank	188	28	30
Investment in subsidiaries, principally banks	5,657	5,421	5,522
Premises and equipment	3	3	3
Other assets	274	357	222

TOTAL ASSETS	$6,139	$5,826	$5,798

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commercial paper	$—	$130	$150
Long-term debt	474	176	167
Subordinated debt issued to and advances from subsidiaries	353	352	351
Other liabilities	226	221	236

Total liabilities	1,053	879	904
Common stock — $5 par value:
Authorized — 325,000,000 shares Issued — 178,735,252 shares at 6/30/03 and at 12/31/02 and 178,749,198 shares at 6/30/02	894	894	894
Capital surplus	372	363	348
Accumulated other comprehensive income	181	237	243
Retained earnings	3,842	3,684	3,627
Less cost of common stock in treasury — 3,490,548 shares at 6/30/03, 3,960,149 shares at 12/31/02 and 3,699,038 shares at 6/30/02	(203)	(231)	(218)

Total shareholders’ equity	5,086	4,947	4,894

Total liabilities and shareholders’ equity	$6,139	$5,826	$5,798

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated
			Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders’
(in millions, except	Stock	Surplus	Income	Earnings	Stock	Equity
share data)

BALANCE AT JANUARY 1, 2002	$894	$331	$225	$3,448	$(91)	$4,807
Net income	—	—	—	371	—	371
Other comprehensive income, net of tax	—	—	18	—	—	18

Total comprehensive income	—	—	—	—	—	389
Cash dividends declared on common stock	—	—	—	(168)	—	(168)
Purchase of 3,091,500 shares of common stock	—	—	—	—	(186)	(186)
Net issuance of common stock under employee stock plans	—	8	—	(24)	59	43
Recognition of stock-based compensation expense	—	9	—	—	—	9

BALANCE AT JUNE 30, 2002	$894	$348	$243	$3,627	$(218)	$4,894

BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	346	—	346
Other comprehensive income, net of tax	—	—	(56)	—	—	(56)

Total comprehensive income	—	—	—	—	—	290
Cash dividends declared on common stock	—	—	—	(174)	—	(174)
Net issuance of common stock under employee stock plans	—	(5)	—	(14)	28	9
Recognition of stock-based compensation expense	—	14	—	—	—	14

BALANCE AT JUNE 30, 2003	$894	$372	$181	$3,842	$(203)	$5,086